UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 27, 2007 (November 26, 2007)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐   Written communications pursuant to Rule 425 under the Securities Act
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2:  Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

At the special meeting of shareholders of Crested Corp. (“Crested”) held on November 26, 2007, a majority of the minority shareholders of Crested voted to approve the January 23, 2007 (as amended as of July 31, 2007) Agreement and Plan of Merger (the “Agreement”) for the merger of Crested into U.S. Energy Corp. (“USE”).  Immediately following receipt of such approval from the majority of the minority Crested share owners, USE (and those of its affiliates that owned Crested stock) voted their Crested shares in favor of the Agreement.

The merger was completed on November 27, 2007, and Crested has been merged into USE pursuant to Colorado and Wyoming law as of the date of this report.  As a result, Crested has ceased to exist and all outstanding shares of Crested have been converted into the right to receive USE shares.  In accordance with the Agreement and USE’s effective Form S-4 registration statement for the transaction, USE will issue up to 2,876,188 shares of common stock to all former shareholders of Crested (except USE), on an exchange ratio of 1 USE share for every 2 Crested shares.  Computershare Trust Company, transfer agent for USE and the exchange agent for the merger consideration, will issue USE shares to the former Crested shareholders in due course as the Crested shares are presented for exchange.  USE shares issued to the former minority shareholders of Crested will not be restricted.

Section 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

UNAUDITED U.S. ENERGY CORP. PRO FORMA COMBINED CONDENSED CONSOLIDATED

FINANCIAL INFORMATION

Basis of Presentation  The pro forma financial statements filed with this report reflect what USE’s financial position would have been had the merger with Crested closed on January 1, 2006 and September 30, 2007.  The balance sheet, and statement of operations, at December 31, 2006, and for the year then ended, as well as at September 30, 2007 and for the nine months then ended,  have been condensed.

Basic earnings per share are based upon the weighted average number of common shares outstanding.  Diluted earnings per common share are based on the assumption that all of the Crested options were converted into common shares using the treasury stock method.  There are no differences in net earnings for purposes of computing basic and diluted earnings per share as conversion of the common stock options would have no effect on net earnings.

The unaudited pro forma information is based on the historical financial statements of USE and Crested under the purchase method of accounting, and includes the adjustments described in the accompanying notes.  The pro forma combined condensed consolidated balance sheet and the pro forma combined condensed consolidated statements of operations and accompanying notes are qualified in their entirety and should be read in conjunction with the historical financial statements of USE and Crested included with or incorporated by reference into this proxy statement/prospectus.

The pro forma adjustments are based on estimates and assumptions available on the date of this report that USE believes are reasonable under the circumstances.  The pro forma combined condensed consolidated financial information has been prepared in accordance with the rules and regulations of the SEC. This information is intended for informational purposes only and is not necessarily indicative of the future financial position of USE after the merger, or of its financial position that would have actually occurred had the acquisition been effected as of the dates indicated above.

U.S. ENERGY CORP. and SUBSIDIARIES
PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
(Unaudited)
ASSETS

	September 30, 2007			December 31, 2006
	Actual	Adjustment	Pro Forma	Actual	Adjustment	Pro Forma
Current Assets	$83,099,700		$83,099,700	$43,325,200		$43,325,200

Investments	27,000		27,000	27,000		27,000
			-
Properties and Equipment	24,322,400	12,712,800	37,035,200	11,563,500	14,524,700	26,088,200
Less Accumulated Depreciation	(4,561,700)		(4,561,700)	(5,454,200)		(5,454,200)
	19,760,700	12,712,800	32,473,500	6,109,300	14,524,700	20,634,000

Other Assets	5,645,000		5,645,000	2,439,900		2,439,900
Total Assets	$108,532,400	$12,712,800	$121,245,200	$51,901,400	$14,524,700	$66,426,100

LIABILITIES AND STOCK HOLDERS' EQUITY

	September 30, 2007			December 31, 2006
	Actual	Adjustment	Pro Forma	Actual	Adjustment	Pro Forma

Current Liabilities	$6,005,400		$6,005,400	$11,595,200		$11,595,200

Long-Term Debt, net of current portion	228,400		228,400	294,900		294,900

Asset Retirement Obligations	131,300		131,300	124,400		124,400

Other Accrued Liabilities	1,051,000		1,051,000	462,700		462,700

Minority Interests	8,391,900	(3,555,900)	4,836,000	4,700,200		4,700,200

Forfeitable Shares	-		-	1,746,600		1,746,600

Preferred Stock	-		-	-		-

Shareholders Equity
Common Stock	211,600	28,800	240,400	196,600	28,800	225,400
Additional paid-in capital	79,152,900	12,684,000	91,836,900	72,990,700	14,495,900	87,486,600
Retained earnings (accumulated deficit)	16,017,000	3,555,900	19,572,900	(39,101,900)		(39,101,900)
Treasury stock at cost	(1,970,800)		(1,970,800)	(923,500)		(923,500)
Unrealized (loss) gain on marketable securities	(195,800)		(195,800)	306,000		306,000
Unallocated ESOP contribution	(490,500)		(490,500)	(490,500)		(490,500)
Total Shareholder's equity	92,724,400	16,268,700	108,993,100	32,977,400	14,524,700	47,502,100

Total liabilities and shareholder's equity	$108,532,400	$12,712,800	$121,245,200	$51,901,400	$14,524,700	$66,426,100

U.S. ENERGY CORP. and SUBSIDIARIES
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(Unaudited)

	Nine Months Ended			Year Ended
	September 30, 2007			December 31, 2006
	Actual	Adjustment	Pro Forma	Actual	Adjustment	Pro Forma

Operating Revenues	$931,900		$931,900	$813,400		$813,400

Operating Costs and Expenses:
Mineral holding costs	2,369,800		2,369,800	2,312,800		2,312,800
Asset retirement obligations			-	854,600		854,600
General and administrative	12,156,800		12,156,800	14,007,000		14,007,000
Other	250,400		250,400	309,700		309,700
	14,777,000	-	14,777,000	17,484,100	-	17,484,100
Loss before investment and
property transactions:	(13,845,100)		(13,845,100)	(16,670,700)		(16,670,700)

Other Income & (Expenses):
Gain on sale of assets	1,962,000		1,962,000	3,063,600		3,063,600
Loss on sale of marketable securities	(8,318,400)		(8,318,400)	(867,300)		(867,300)
Gain on foreign exchange	430,000		430,000	-
Gain on sale of uranium assets	111,728,200		111,728,200	-
Gain on sale of investments			-	10,815,600		10,815,600
Loss on gain from valuation of derivatives			-	(630,900)		(630,900)
Loss on Enterra share exchange			-	(3,845,800)		(3,845,800)
Settlement of litigation			-	(7,000,000)		(7,000,000)
Other	1,959,700		1,959,700	767,500		767,500
	107,761,500	-	107,761,500	2,302,700	-	2,302,700
Loss before minority interest,
discontinued operations and income taxes	93,916,400		93,916,400	(14,368,000)		(14,368,000)

Minority interest in loss of consolidated
subsidiaries	(3,551,400)	3,555,900	4,500	88,600		88,600

Loss before income taxes	90,365,000	3,555,900	93,920,900	(14,279,400)	-	(14,279,400)

Income Taxes:
Current (provision for) benefit	(18,625,100)		(18,625,100)	235,000		235,000
Deferred (provision for) benefit	(14,512,700)		(14,512,700)	15,096,600		15,096,600
	(33,137,800)	-	(33,137,800)	15,331,600	-	15,331,600

Net Income Loss	$57,227,200	$3,555,900	$60,783,100	$1,052,200	$-	$1,052,200

Per Share Data
Basic earnings per share	$2.86	$0.17	$3.04	$0.06	$0.06	$0.06

Diluted earnings per share	$2.61	$0.16	$2.78	$0.05	$0.05	$0.05

NOTES TO U.S. ENERGY COPR. UNAUDITED PRO FORMA COMBINED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, AND DECEMBER 31, 2006

1.      Basis of Pro Forma Presentation

The unaudited pro forma combined condensed consolidated financial statements of USE have been prepared on the basis of assumptions relating to the allocation of consideration paid for the acquired assets and liabilities of Crested based on the best preliminary estimates of USE’s management. The actual allocation of the amount of the consideration may differ from that reflected in these unaudited pro forma combined condensed consolidated financial statements, based upon the completion of a valuation. The table below sets forth the estimated purchase price allocation for USE at September 30, 2007:

Fair value of USE common stock issued, not including
stock-based compensation allocable to USE shares
issued for Crested shares underlying Crested options:	$11,841,200

Estimated fair value of:
stock-based compensation (USE shares
issued for Crested shares underlying Crested options):	$871,600
Total Pro Forma Consideration	$12,712,800

2.      Pro Forma Adjustments

These adjustments reflect the components of the aggregate purchase consideration and related transaction costs, which includes USE common stock with a market value of $12,712,800 at September 30, 2007 and $14,524,700 at December 31, 2006 (including shares issued for the Crested shares underlying the Crested options).

The USE shares’ market value is based on a per share value of approximately $4.42, which was the market price at the close on September 28, 2007 and $5.05 on December 29, 2006.  The calculation of the number of USE shares to be issued, 2,876,188 total shares, is based upon the agreed upon exchange ratio of 2 shares of Crested for 1 share of USE based on the price per share as computed by the independent consultants to the Special Committees of USE and Crested which was recommended by the Special Committees of both companies and ratified by the full boards of directors of each company on December 20, 2006 of $4.74 per share for USE and $2.32 per share for Crested.  The ratio of 2 shares of Crested for 1 share of USE represented a premium of about 12% in the value of the Crested minority shares (if the merger had closed that day) to the relative stock prices between the two companies for the 30 days ended December 18, 2006.

3.      Allocation of Pro Forma Purchase Consideration

The pro forma purchase consideration of $12,712,800 at September 30, 2007 is allocated to mining claims.  This allocation represents consideration of Crested’s interest in the Lucky Jack Molybdenum property near Crested Butte, Colorado not owned by USE.  Management believes that the fair value of this property is substantially greater than Crested’s book value.  At this time, management intends to conduct a formal valuation of this property to confirm that valuation estimate.

(d)  Exhibits.                                None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: November 27, 2007	By:	/s/ Keith G. Larsen
Chief Executive Officer